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                                  EXHIBIT 23.1

                        Consent of Price Waterhouse LLP
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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 28, 1995, appearing on page F-2 of Western Staff Services, Inc.'s Registration Statement (No. 33-85536) on Form S-1.



PRICE WATERHOUSE LLP


San Francisco, California
August 15, 1996